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                                                                   EXHIBIT 23(c)

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Conectiv on Form S-3 of our reports dated February 7, 1997, appearing in the Annual Reports on Form 10-K of Atlantic Energy, Inc. and Atlantic City Electric Company for the year ended December 31, 1996, and to the reference to us under the heading "Experts" in this Registration Statement.

                                          DELOITTE & TOUCHE LLP

Parsippany, New Jersey
January 8, 1998

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